UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2023

LF Capital Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Delaware	001-41071	86-2195674
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1909 Woodall Rodgers Freeway, Suite 500
Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

(214) 741-6105

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	LFACU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	LFAC	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	LFACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 27, 2023, LF Capital Acquisition Corp. II, a Delaware corporation (the “Company”), entered into an amendment (the “Amendment”) to the promissory note (the “Note”) dated as of February 21, 2023, by and between the Company, as the maker, and Level Field Capital II, LLC, a Delaware limited liability company, as the payee, to increase the aggregate principal amount available under the Note by $800,000. The other material terms of the Note were unchanged.

The foregoing description is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 27, 2023, upon the stockholders’ approval of the Charter Amendment (as defined below) at a special meeting of stockholders (the “Special Meeting”), the Company filed an amendment (the “Charter Amendment”) to the Company’s Amended & Restated Certificate of Incorporation (the “Charter”) with the Secretary of State of the State of Delaware. The Charter Amendment extended the date by which the Company has to consummate a business combination from August 19, 2023 to November 19, 2023 (the “Extended Date”), by increasing the number of one-month extensions of the deadline to complete the initial business combination from six to nine (the “Extensions”) by depositing into the trust account established in connection with the Company’s initial public offering (the “IPO”) for each Extension beginning July 19, 2023 the lesser of (i) $200,000 or (ii) $0.03 per share of the Company’s Class A common stock, par value $0.0001 per share, sold in the IPO, per Extension. The Company’s stockholders approved the Charter Amendment at a Special Meeting (as defined below) of the stockholders held on Monday, June 26, 2023.

The foregoing description of the Charter Amendment is qualified in its entirety by the full text of the Amendment, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Stockholders

On June 26, 2023, the Company convened the Special Meeting to approve the Charter Amendment and the Adjournment Proposal, each as more fully described in the Company’s definitive proxy statement (the “Proxy Statement”), which was filed with the Securities and Exchange Commission (the “SEC”) on May 12, 2023, as supplemented by supplemental proxy statements filed with the SEC as of June 2, 2023 and June 13, 2023. As of the close of business on May 12, 2023, the record date for the Special Meeting, there were 17,772,169 shares of the Company’s common stock, comprising 17,572,169 shares of Class A common stock and 200,000 shares of Class B common stock (collectively, the “Common Stock”) outstanding, each of which was entitled to one vote with respect to each of the proposals. A total of 15,042,723 shares of Common Stock, representing approximately 84.66% of the outstanding shares of Common Stock entitled to vote at the Special Meeting, were present in person or by proxy, constituting a quorum.

The final voting results for the Charter Amendment were as follows:

Proposal No. 1: The Charter Amendment Proposal: To approve an amendment to the Company’s Charter to extend the date by which the company has to consummate a Business Combination (as defined in the Charter) from August 19, 2023 to November 19, 2023, by increasing the number of one-month extensions of the deadline to complete the initial Business Combination from six to nine (the “Extensions”) by depositing into the trust account established in connection with the company’s initial public offering (the “IPO”) for each Extension beginning July 19, 2023 the lesser of (i) $200,000 or (ii) $0.03 per share of the company’s Class A common stock, par value $0.0001, sold in the IPO, per extension:

FOR	AGAINST	ABSTAIN
14,193,359	849,364	0

Proposal No. 2: The Adjournment Proposal: The Company has solicited proxies in favor of the Adjournment Proposal, which would have given the Company the authority to adjourn the Special Meeting to solicit additional proxies. As sufficient shares of Common Stock were voted in favor of the Charter Amendment, this proposal was not voted upon at the Special Meeting.

Item 8.01	Other Information

In connection with the approval and amendment of the Company’s Charter pursuant to the Charter Amendment, the Company was required to permit its public shareholders to redeem their shares of Common Stock. Of the 11,383,419 shares of Common Stock outstanding with redemption rights, the holders of 5,599,025 shares of Common Stock elected to redeem their shares at a per share redemption price of approximately $10.64. As a result, approximately $59,593,408.93 will be removed from the Company’s trust account to pay such holders.

The Company issued a press release on June 27, 2023, announcing the results of the Special Meeting and redemption, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

3.1	Amendment to the Amended and Restated Certificate of Incorporation

10.1	Amendment to the Promissory Note, dated as of February 21, 2023

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LF Capital Acquisition Corp. II

By:	/s/ Elias Farhat
Name:	Elias Farhat
Title:	Chief Executive Officer

Date: June 28, 2023